Mandate Agreement

This agreement (the "Agreement") is enter into by and between Wu Yongjian (the "Consignor") and Good Harbor Partners Acquisition Corp. (the "Fiduciary"). Agreement information is listed in par. 16 of this Agreement.

WHEREAS, the Consignor intends to sell the painting under the "premises" (defined herein below) and the Fiduciary agrees to assist the painting in accordance and under the terms and conditions set forth herein. NOW, THEREFORE, the parties hereby agree as follows:

I. The painting detail information(Appendix I)

II. Period

This Agreement is effective from 2010/8/1 to 2011/7/31.

III. Price & Fee

Consignor is welling to sell those paintings, and agree to pay 50% of its revenue as agency fee to Fiduciary. However if the condition is par. 10 then it's not limited. (Price details please see Appendix I)

IV. Consignor's obligation

If there is any third parties to represent the Consignor to sign this Agreement. Then the certificate of entrustment will need to be provided to Fiduciary.

V. Fiduciary's obligation

1. Any addition fee (market research fee, advertisement fee etc) will be paid by Fiduciary. However there are exceptions that if par. 10's condition appears then Consignor needs to pay all the receipted expense.
2. As the Consignor making request, Fiduciary have the obligation to provide any information related with the painting to the Consignor.
3. Fiduciary has the obligation to assist Consignor transfer the painting.
4. The personal document which provided by Consignor can only be used in Good Harbor Partners Acquisition Corp., and Fiduciary has the obligation to assure the safety of all the documents.

VI. Deposit & quoted price withholding

1. Before the quoted price has been fully collected, Fiduciary have the right to collect deposit form the buyer.
2. When the quoted price has been fully collected, Fiduciary has the obligation to notify the Consignor and to discuss the payment term (The payment should deduct the service fee) in three days.

VII. Deposit policy

If there is any cancelling the deposit should be presume as the service fee to the Fiduciary.

VIII. Painting's transfer process

When the trade is completed, the Consignor has the obligation to coordinate with Fiduciary to complete the transaction.

IX. Agreement termination

When the Agreement terminated before the transaction is made or the Agreement expiration date, and the cause of canceling attribute to Consignor. Then the Consignor has the obligation to pay all the receipted expense.

X. Exclusivity

In the Agreement's period as well as the following twelve months after the termination of this Agreement, if Consignor sold the painting by himself / herself or any other agency, the Fiduciary has the right to request for 50% of total amount as the service fee.

XI. Notification disclosure

Both Fiduciary and Consignor needed to be aware that all the contact information is listed in par. 16. If there are any changes, the paper notice will be needed. However if the notify mail has been return cause by the error contact information, then it shall be presume as received.

XII. Processing of the doubt

When this Agreement various provisions like have the doubt, it should use the explanation that is advantageous at the Fiduciary side.

XIII. Governing Law and Litigation

This Contract shall be governed by the laws of ROC. and both parties hereby agree that any disputes arising out of this Contract shall be brought to before the Taoyuan District Court of Taiwan for the fist instance.

XIV. Agreement preservation

This Agreement will be written into two copies. Both Fiduciary and Consignor will have one copy as prove.

XV. Unconsidered events

When any unconsidered events appear, according to the related law and the custom, both side needed to discuss and find the fair way to settle that.

XVI. Fiduciary and Consignor's detail

Fiduciary name: Good Harbor Partners Acquisition Corp.

contact No: +1-586-530-5605

contact add.: Suite 200 2095 E. Big Beaver Road Troy, Michigan 48083 USA

Tax No. : 20-3303304

Consignor name: Wu Yong-Jian

contact No: +886-918-918-906

contact add.: 1F., No 8, Aly 10. Ln 385, Xinhi Rd., Bangiao City., Taipei County 220, Taiwan (ROC)

Register; No.: F120649689

Consignor

Wu, Yong-Jian
Artist

Fiduciary

Parsh Patel
Chief executive officer
Good Harbor Partners Acquisition Corp.

Witness Attorney

Lin Yung Hsiang
Attorney at Law
Tongde Attorneys At Law
Address: 4F.-7, No.1071, Zhongzheng Rd., Taoyuan City, Taoyuan County 330, Taiwan (R.O.C.)
Contact No: +886-3-317-9458

Agreement date 1st / Aug / 2010

Appendix I

Paintings detail information

	I、Painting's Discription： Name: Brandish Movement 6 (舞動樂章 artist: Luo Xiong (羅雄) Year: Type: Oil Painting Origin: China Size: 40cm*40cm II、Painting's Condition: [x]Undamaged [ ]Cracked [ ]Molded [ ]Broken [ ]Canvas Deformed [ ]Frame Damage [ ]Frame Deformed [ ]Other III、Price： USD3,000
	I、Painting's Discription： Name: Brandish Movement 1 (舞動樂章 artist: Luo Xiong (羅雄) Year: Type: Oil Painting Origin: China Size: 40cm*40cm II、Painting's Condition: [x]Undamaged [ ]Cracked [ ]Molded [ ]Broken [ ]Canvas Deformed [ ]Frame Damage [ ]Frame Deformed [ ]Other III、Price： USD3,000
	I、Painting's Discription： Name: Brandish Movement 2 (舞動樂章 artist: Luo Xiong (羅雄) Year: Type: Oil Painting Origin: China Size: 40cm*40cm II、Painting's Condition: [x]Undamaged [ ]Cracked [ ]Molded [ ]Broken [ ]Canvas Deformed [ ]Frame Damage [ ]Frame Deformed [ ]Other III、Price： USD3,000

	I、Painting's Discription： Name: Scenery - Four Mts.(風景 - 四面 artist: Zhang Kang (張康 張魯藝) Year: 2009 Type: Oil Painting Origin: China Size: 60cm*60cm II、Painting's Condition: [x]Undamaged [ ]Cracked [ ]Molded [ ]Broken [ ]Canvas Deformed [ ]Frame Damage [ ]Frame Deformed [ ]Other III、Price： USD4,000
	I、Painting's Discription： Name: Fright - Jump (驚魂 - 躍) artist: Xiong Guilin (熊桂林) Year: 2009 Type: Oil Painting Origin: China Size: 145cm*100cm II、Painting's Condition: [x]Undamaged [ ]Cracked [ ]Molded [ ]Broken [ ]Canvas Deformed [ ]Frame Damage [ ]Frame Deformed [ ]Other III、Price： USD20,000
	I、Painting's Discription： Name: Return form battle (王者歸來) artist: Xiong Guilin (熊桂林) Year: 2008 Type: Oil Painting Origin: China Size: 80cm*170cm II、Painting's Condition: [x]Undamaged [ ]Cracked [ ]Molded [ ]Broken [ ]Canvas Deformed [ ]Frame Damage [ ]Frame Deformed [ ]Other III、Price： USD16,000

	I、Painting's Discription： Name: Reborn in fire （浴火初生） artist: Xiong Guilin（熊桂林） Year: 2008 Type: Oil Painting Origin: China Size: 80cm*170cm II、Painting's Condition: ☒Undamaged ☐Cracked ☐Molded ☐Broken ☐Canvas Deformed ☐Frame Damage ☐Frame Deformed ☐Other III、Price： USD16,000
	I、Painting's Discription： Name: Beacon （烽火連城） artist: Xiong Guilin（熊桂林） Year: 2008 Type: Oil Painting Origin: China Size: 80cm*170cm II、Painting's Condition: ☒Undamaged ☐Cracked ☐Molded ☐Broken ☐Canvas Deformed ☐Frame Damage ☐Frame Deformed ☐Other III、Price： USD16,000
	I、Painting's Discription： Name: Scorn Life（睥睨巷生） artist: Xiong Guilin（熊桂林） Year: 2008 Type: Oil Painting Origin: China Size: 80cm*170cm II、Painting's Condition: ☒Undamaged ☐Cracked ☐Molded ☐Broken ☐Canvas Deformed ☐Frame Damage ☐Frame Deformed ☐Other III、Price： USD14,000



I、Painting's Discription：

Name: Sense China NO.7（中國意境 NO

artist: Chen Daqing（陳大慶）

Year: 2009

Type: Oil Painting

Origin: China

Size: 135cm*170cm

II、Painting's Condition:

☒Undamaged ☐Cracked ☐Molded ☐Broken

☐Canvas Deformed ☐Frame Damage

☐Frame Deformed ☐Other

III、Price： USD27,000